UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2021

SANUWAVE HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
 (Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SNWV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Warrants

On April 20, 2021, SANUWAVE Health, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), with Leviston Resources, LLC, an accredited investor (the “Purchaser”) for the sale by the Company in a private placement (the “Private Placement”) of (i) the Company’s future advance convertible promissory note in an aggregate principal amount of up to $3,402,000 (the “Note”) and (ii) a warrant to purchase an additional 16,666,667 shares of common stock of the Company (the “Warrant”). The Warrant has an exercise price of $0.18 per share and a four year term. The closing of the Private Placement occurred on April 20, 2021 (the “Closing Date”).

The foregoing descriptions of the Purchase Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Note

As noted above, on April 20, 2021, the Company issued the Note to the Purchaser in an aggregate principal amount of up to $3,402,000 (the “Aggregate Amount”), which shall be advanced in disbursements by the Purchaser (“Disbursements”), as set forth in the Note. On April 21, 2021, the Purchaser advanced a Disbursement of $750,000. Remaining Disbursements up to the Aggregate Amount shall be subject to the satisfaction of certain terms and conditions set forth in the Note. Disbursements bear an interest at a rate of five percent (5%) per annum and have a maturity date of twelve (12) months from the date of issuance. The Note is convertible at the option of the holder into shares of the Common Stock of the Company at a conversion price per share equal to the lesser of (i) $0.18, and (ii) ninety percent (90%) of the closing price for a share of Common Stock reported on the OTCQB on the effective date of the Registration Statement (as defined below).

The Note contains customary events of default and covenants, including limitations on incurrences of indebtedness and liens.

Pursuant to the Purchase Agreement, the Company has agreed within a reasonable period of time following the Closing Date, and in any event prior to any Disbursement under the Note subsequent to the initial Disbursement, to enter into a Security Agreement in favor of the Purchaser, securing the Company’s obligations under the Note.

The rights of the Purchaser to receive payments under the Note are subordinate to the rights of NH Expansion Credit Fund Holdings LP (“North Haven Expansion”) pursuant to a Subordination Agreement, that the Company and the Purchaser entered into with North Haven Expansion on April 20, 2021, in connection with the Private Placement (the “Subordination Agreement”).

The foregoing descriptions of the Note and the Subordination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and the Subordination Agreement, which are filed as Exhibit 4.2 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement with the Purchaser on April 20, 2021 (the “Registration Rights Agreement”) pursuant to which the Company has agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission no later than thirty (30) days following the Closing Date for the registration of 100% of the maximum number of the Shares issuable upon conversion of the Note and exercise of the Warrants issued pursuant to the Purchase Agreement (the “Registrable Securities”). The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), until all Registrable Securities have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) of the Securities Act and otherwise without restriction or limitation pursuant to Rule 144 of the Securities Act, as determined by the counsel to the Company.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed hereto as Exhibits 10.3 and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities in the Private Placement were offered and sold in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. The Purchaser represented that it was an accredited investor.

Item 7.01	Regulation FD Disclosure.

On April 28, 2021, the Company issued a press release announcing the closing of the transactions referenced herein. A copy of the press release is furnished hereto as Exhibit 99.1

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number	Description
4.1	Warrant issued to Leviston Resources, LLC, dated April 20, 2021
4.2	Future Advance Convertible Promissory Note issued to Leviston Resources, LLC, dated April 20, 2021.
10.1	Securities Purchase Agreement by and between the Company and Leviston Resources, LLC, dated April 20, 2021.
10.2	Subordination Agreement by and among the Company, Leviston Resources, LLC and NH Expansion Credit Fund Holdings LP, dated April 20, 2021.
10.3	Registration Rights Agreement by and between the Company and Leviston Resources, LLC, dated April 20, 2021.
99.1	Press Release dated April 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Date: April 27, 2021	By:	/s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Chief Financial Officer